AMERICAN GENERAL LIFE INSURANCE COMPANY

THE UNITED STATES LIFE INSURANCE COMPANY

IN THE CITY OF NEW YORK

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

SUPPLEMENT DATED AUGUST 28, 2020

TO PROSPECTUSES

AS SUPPLEMENTED

PLEASE NOTE THESE CHANGES TO THE ADMINISTRATIVE CENTER AND HOME OFFICE ADDRESSES FOR CORRESPONDENCE AND OTHER

INQUIRIES FOR YOUR

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

American General Life Insurance Company and The United States Life Insurance Company in the City of New York are amending their variable universal life insurance Policy prospectuses for the sole purpose of updating the Administrative Center and Home Office Addresses for correspondence and other inquiries effective October 7, 2020. Below is the Contact Information as restated with these updated addresses:

CONTACT INFORMATION
Addresses and telephone numbers: Here is how you can contact us about your Variable Universal Life Insurance Policy
ADMINISTRATIVE CENTER:	HOME OFFICE:	PREMIUM PAYMENTS:

(Express Delivery)

VUL Administration

2727-A Allen Parkway, 6th Floor

Houston, Texas 77019

1-713-831-3443, 1-800-340-2765

(Hearing Impaired) 1-888-436-5256

Fax: 1-844-430-2639

(Except premium payments)

(U.S. Mail) VUL Administration P.O. Box 818016 Cleveland, Ohio 44181	2727-A Allen Parkway, 6th Floor Houston, Texas 77019 1-713-831-3443 1-800-340-2765

(Express Delivery)

American General Life Insurance Company

Payment Processing Center

First Data Remitco Lockbox 7247-0235

400 White Clay Center Drive

Newark, DE 19711

(U.S. Mail)

American General Life Insurance Company

Payment Processing Center

P.O. Box 7247-0235

Philadelphia, PA 19170-0235

Any mail sent to the prior addresses after October 7, 2020 may result in delays in our receipt of your correspondence and other inquiries.

For a period of time, we may provide you with forms, confirmations, statements and other reports which contain the prior addresses.

If you have any questions, please contact our Variable Universal Life Operations at 1-800-340-2765.